UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)    June 7, 2013

Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

641 Lynnhaven Parkway, Virginia Beach, VA 23452
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

On June 7, 2013, Hampton Roads Bankshares, Inc. (the “Company”), the holding company for The Bank of Hampton Roads and Shore Bank, announced that its 2013 Annual Meeting of Shareholders will be held on June 26, 2013, at 9:00 a.m. at the Hilton Virginia Beach Oceanfront at 3001 Atlantic Avenue, Virginia Beach, Virginia.  Shareholders of record at the close of business on May 28, 2013, will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

The Company also announced that shareholders who are entitled to vote at the Annual Meeting will vote on eleven director nominees to the Company’s Board of Directors, including Stephen J. Gurgovits and John S. Poelker.

A copy of the press release making such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Ex. 99.1	Press Release, dated June 7, 2013, announcing date of the 2013 Annual Meeting of Shareholders of Hampton Roads Bankshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: June 7, 2013	By:	/s/ Douglas J. Glenn
Douglas J. Glenn
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Ex. 99.1	Press Release, dated June 7, 2013, announcing date of the 2013 Annual Meeting of Shareholders of Hampton Roads Bankshares, Inc.